                                                                  EXHIBIT 10(b1)







                  FIRST AMENDMENT TO THE CAPITOL BANCORP, LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


              The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 1998 by replacing Section 2.1(t) with the following:

         2.1    (t)    Employer: Capitol Bancorp, Ltd., a bank holding company
organized and existing under the laws of the State of Michigan, and the entities listed below, or their respective successor or successors and any other entity whose Board of Directors authorizes participation in this Plan where Capitol Bancorp, Ltd. by its Board of Directors has approved said participation. Capitol Bancorp, Ltd. may also be referred to as the Primary Employer, as defined in
Section 2.1(ss).

              Employers participating in the Plan in addition to Capitol Bancorp, Ltd. are:

              Name of                Type of              State of            Date of
              Employer               Entity             Organization       Participation
              --------               ------             ------------       -------------
Portage Commerce Bank              Banking corp.        Michigan         Participating   as   of
                                                                         restatement date

Capitol National Bank              Banking corp.        Michigan         Participating   as   of
                                                                         restatement date

Ann Arbor Commerce Bank            Banking corp.        Michigan         Participating   as   of
                                                                         restatement date

Oakland Commerce Bank              Banking corp.        Michigan         Participating   as   of
                                                                         restatement date

Paragon Bank & Trust               Banking corp.        Michigan         Participating   as   of
                                                                         restatement date

Grand Haven Bank                   Banking corp.        Michigan         Participating   as   of
                                                                         restatement date

Macomb Community Bank              Banking corp.        Michigan         Adopted   as   a  restatement
                                                                         effective as of July  1,
                                                                         1997

Brighton Commerce Bank             Banking corp.        Michigan         Adopted  as a  restatement
                                                                         effective as of July  1,
                                                                         1997

Sun Community Bancorp Limited      Corporation          Arizona          January 1, 1998

Bank of Tucson                     Banking corp.        Arizona          January 1, 1998

Valley First Community Bank        Banking corp.        Arizona          January 1, 1998

              Each of the individual Employers named in this Section 2.1(t) may be referred to as an Employer Member. For purposes of Section 5.3, Employer also includes all members of a controlled group of corporations (as defined in Code
Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code
Section 415(h)) or affiliated service groups (as defined in Code Section 414(m)) of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).


                                                     CAPITOL BANCORP, LTD.


Date:  December 26, 1997                             By:  \s\ Joseph D. Reid
       -----------------                                --------------------
                                                        Joseph D. Reid
                                                        Chairman and CEO

                             SECOND AMENDMENT TO THE
                              CAPITOL BANCORP, LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


         The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 1, 1998 by adding the following participating employers at the end of the list therein contained:


                  Name of                             Type of                 State of                 Date of
                 Employer                             Entity                Organization            Participation
--------------------------------------------    --------------------     --------------------    --------------------
Kent Commerce Bank                                 Banking corp.              Michigan              July 1, 1998

Muskegon Commerce Bank                             Banking corp.              Michigan              July 1, 1998



                                                       CAPITOL BANCORP, LTD.


Dated:  December 21, 1998                            By:  \s\ Joseph D. Reid
        -----------------                               --------------------
                                                        Joseph D. Reid
                                                        Chairman and CEO

                                                       KENT COMMERCE BANK


Dated:  December 7, 1998                             By:  \s\ David Veen
        ----------------                                ----------------
                                                        David Veen
                                                        President and CEO

                                                      MUSKEGON COMMERCE BANK


Dated:  December 17, 1998                            By:  \s\ Robert McCarthy
        -----------------                               ---------------------
                                                        Robert McCarthy
                                                        President and CEO